UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-25837	36-2681268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900 Chicago, Illinois	60606-6303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 496-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 5, 2025, Heidrick & Struggles International, Inc., a Delaware corporation (the “Company”), held a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement of the Company prepared in connection with the Merger (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2025.

At the Special Meeting, the total number of shares represented in person or by proxy was 17,885,225 of the 20,794,941 shares of common stock of the Company outstanding and entitled to vote at the Special Meeting as of the close of business on October 29, 2025, the record date of the Special Meeting, each of which was entitled to one vote for each proposal at the Special Meeting. This represents approximately 86.0% of the total shares of common stock of the Company outstanding and entitled to vote, constituting a quorum to conduct business. The following matters were voted upon at the Special Meeting:

1. Proposal 1. Proposal to approve and adopt the Agreement and Plan of Merger, dated October 5, 2025 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Heron BidCo, LLC (“Parent”) and Heron Merger Sub, Inc., a direct wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which the Merger Sub will merge with and into the Company, with the Company being the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”, and the proposal, the “Merger Agreement Proposal”).

Set forth below are the voting results for the Merger Agreement Proposal, which was approved and adopted by the Company’s stockholders:

Votes Cast For	Votes Cast Against	Abstentions
17,639,091	164,722	81,412

2. Proposal 2. Non-binding, advisory proposal to approve certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

Set forth below are the voting results for the Compensation Proposal, which was not approved by the Company’s stockholders:

Votes Cast For	Votes Cast Against	Abstentions
4,825,627	12,877,172	182,426

3. Proposal 3. Proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, including to solicit additional proxies to approve the Merger Agreement Proposal if there are insufficient votes to approve such proposal at the time of the Special Meeting (the “Adjournment Proposal”).

As there were sufficient votes to approve the Merger Agreement at the time of the Special Meeting, the Adjournment Proposal was not presented to the stockholders.

Based on the results of the Special Meeting, the Merger is expected to be consummated on or about December 10, 2025, subject to the satisfaction or waiver of the remaining closing conditions under the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the proposed transactions contemplated by that certain Merger Agreement and other information relating to the proposed transactions contemplated by the Merger Agreement (the “Transaction”). Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the proposed Transaction and other information relating to the proposed Transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Those following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) the effect of the announcement or pendency of the Transaction on the Company’s business relationships, operating results and business generally, including the Company’s ability to attract, integrate, develop, manage, retain and motivate qualified consultants and senior leaders as a result of such effects, (vi) risks that the proposed Transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Transaction, (ix) the Company’s ability to fill or obtain new executive search assignments, which could impact demand for services and affect results of operations or financial conditions, (x) unexpected costs, charges or expenses resulting from the proposed Transaction; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed Transaction; (xi) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for services, (xii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations, (xiii) risks that the benefits of the Transaction are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed Transaction, and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2025

Heidrick & Struggles International, Inc.

By:	/s/ Tracey Heaton
Name:	Tracey Heaton
Title:	Chief Legal Officer & Corporate Secretary